                                 EXHIBIT 99.01


                       Private Placement Memorandum dated
                     as of January 8, 1997 relating to the
                          offering of the Common Stock

                     NAME OF OFFEREE:_____________________


                    MEMORANDUM NUMBER:_____________________







                           THE MED-DESIGN CORPORATION

                     OFFERING OF $5,000,000 OF COMMON STOCK

                                January 8, 1997




                   CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM
                           AND SUBSCRIPTION DOCUMENTS


                                Placement Agent:

                              FINE EQUITIES, INC.
                                551 Fifth Avenue
                               New York, NY 10176









THIS PRIVATE PLACEMENT MEMORANDUM IS CONFIDENTIAL AND MAY NOT BE DISCLOSED OR DISTRIBUTED TO ANY PERSON OTHER THAN THE OFFEREE, NOR MAY THIS MEMORANDUM BE COPIED, WITHOUT PRIOR WRITTEN CONSENT OF THE MED-DESIGN CORPORATION. UPON REQUEST ADDITIONAL COPIES WILL BE FURNISHED TO ADVISORS OF EACH
OFFEREE.

                               INDEX OF DOCUMENTS
                                                                             Tab
                                                                             ---

Confidential Private Placement Memorandum.....................................1

     Exhibit A - Form 10-KSB of The Med-Design Corporation
          containing its audited consolidated financial
          statements for the year ended December 31, 1995.....................2

     Exhibit B - Form 10-QSB of The Med-Design Corporation
          containing its unaudited consolidated financial
          statements for the three month period ended March 31, 1996..........3

     Exhibit C - Form 10-QSB of The Med-Design Corporation
          containing its unaudited consolidated financial
          statements for the three month period ended June 30, 1996...........4

     Exhibit D - Form 10-QSB of The Med-Design Corporation
          containing its unaudited consolidated financial
          statements for the three month period ended September 30, 1996......5

     This Confidential Private Placement Memorandum, including the exhibits hereto ("Memorandum"), is being provided by The Med-Design Corporation, a Delaware corporation ("Company"), to prospective investors in connection with the offer and sale by the Company of $5,000,000 of the common stock, $.01 par value per share, of the Company ("Common Stock") in a private placement to a limited number of "Accredited Investors," as hereinafter defined.

     The Common Stock is being offered on a "best efforts" basis by Fine Equities, Inc. (the "Placement Agent"). Affiliates of the Company may purchase certain of the shares of Common Stock. Pending delivery of the Common Stock, prospective investors' payment accompanying the Subscription Agreement, Accredited Investor Questionnaire and, if required, purchaser representative questionnaire, will be deposited in a segregated bank account with Continental Stock Transfer & Trust Company, as escrow agent (the "Escrow Agent"), for the benefit of such prospective investor.

     The purchase price per share of Common Stock pursuant to this Offering will be equal to $5.00 per share. The minimum purchase of Common Stock is $50,000, although purchases of Common Stock less than $50,000 may be offered and sold at the discretion of the Placement Agent.

     Upon receipt of subscriptions and funds from the sale of the Common Stock, a closing (the "Closing") will take place and the net proceeds from such subscriptions will be paid to the Company, against delivery of the Common Stock by the Company. This Offering will terminate on January 22, 1997 unless extended by mutual agreement of the Company and the Placement Agent for an additional period of time not to exceed seven days (the "Termination Date"). Pending the Closing, subscriptions may be revoked, provided that written notice of revocation is sent by certified or registered mail, return receipt requested, and is received by the Placement Agent at least two business days prior to the Closing. Refund shall then be promptly made without interest and without deduction. The Common Stock will be delivered promptly to subscribers after the Closing of the Offering.

     THE SECURITIES ARE BEING OFFERED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) AND/OR 3(B) OF THE SECURITIES ACT AND REGULATION D PROMULGATED THEREUNDER. THIS MEMORANDUM HAS NOT BEEN REVIEWED, APPROVED OR DISAPPROVED, NOR HAS THE ACCURACY OR ADEQUACY OF THE INFORMATION SET FORTH HEREIN BEEN PASSED UPON, BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES ADMINISTRATOR. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     This Memorandum contains summary information about the Company and the offer and sale of Common Stock being made hereby (the "Offering"), but does not provide a complete description of the business, management and financial description of the Company, or the Offering. Investors are advised and expected to carefully review this Memorandum prior to subscribing for shares of Common Stock in the Offering.

                                            Placement
                    Price to                  Agent              Proceeds to
                   Investors              Commission(1)          Company (2)
                   ---------              -------------          -----------


Total              $5,000,000                $250,000            $4,750,000


     (1) The Placement Agent commission is 5% of gross proceeds of the Offering.

     (2) Before deducting legal, accounting and miscellaneous expenses payable by the Company in connection with this Offering on its own behalf, estimated at an aggregate of $95,000 including the Placement Agent's expenses and legal fees of the Placement Agent. After such deductions, the estimated net proceeds to the Company would be $4,655,000.

PROSPECTIVE PURCHASERS SHOULD NOT CONSTRUE THE CONTENTS OF THIS MEMORANDUM AS LEGAL OR INVESTMENT ADVICE. EACH PURCHASER SHOULD CONSULT HIS, HER OR ITS OWN LEGAL COUNSEL, ACCOUNTANT AND BUSINESS OR TAX ADVISOR AS TO LEGAL, TAX AND RELATED MATTERS CONCERNING HIS, HER OR ITS INVESTMENT.

THE SECURITIES OFFERED HEREBY ARE BEING OFFERED AND SOLD ONLY TO CERTAIN "ACCREDITED INVESTORS" (AS DEFINED HEREIN) IN THE STATES OF NEW YORK, FLORIDA, UTAH, CONNECTICUT, MISSOURI, GEORGIA AND ILLINOIS. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION FOR COMMON STOCK IN WHOLE OR IN PART.

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE, INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. SEE "RISK FACTORS."

THE COMMON STOCK OFFERED HEREBY HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY SUCH COMMISSION OR AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ADEQUACY OR ACCURACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE OFFER AND SALE OF COMMON STOCK MADE PURSUANT HERETO HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS, NOR HAS THE COMMON STOCK OFFERED HEREBY BEEN GUARANTEED, SPONSORED, RECOMMENDED OR APPROVED BY THE UNITED STATES OF AMERICA OR ANY STATE OR OTHER JURISDICTION. THIS MEMORANDUM IS SUBMITTED TO PROSPECTIVE INVESTORS ON A CONFIDENTIAL BASIS FOR USE SOLELY IN

CONNECTION WITH A PRIVATE PLACEMENT OF THE SECURITIES. THE DISCLOSURE OF ANY OF THE DATA CONTAINED HEREIN OR SUPPLIED IN CONNECTION HEREWITH OR THE USE HEREOF FOR ANY OTHER PURPOSE, EXCEPT WITH THE WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. THIS MEMORANDUM MAY NOT BE REPRODUCED, IN WHOLE OR IN PART, WITH THE UNDERSTANDING THAT IT WILL BE RETURNED ON REQUEST IF THE RECIPIENT DOES NOT PURCHASE THE SECURITIES OFFERED HEREBY.

THIS OFFERING IS SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY WITHOUT NOTICE. THE COMPANY RESERVES THE RIGHT, IN ITS SOLE DISCRETION, TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR TO ALLOT TO ANY SUBSCRIBER LESS THAN THE NUMBER OF SHARES OF COMMON STOCK SUBSCRIBED FOR.

THIS MEMORANDUM CONTAINS NON-PUBLIC INFORMATION CONCERNING THE COMPANY AND ITS SUBSIDIARIES. PERSONS RECEIVING SUCH INFORMATION ARE REMINDED OF THE RULES REGARDING INSIDER TRADING LIABILITY AS INTERPRETED BY THE SECURITIES AND EXCHANGE COMMISSION. THE INFORMATION CONTAINED HEREIN MUST BE MAINTAINED AS CONFIDENTIAL AND NOT DISCLOSED TO ANY PERSON OR USED FOR ANY PURPOSE OTHER THAN EVALUATING THE MERITS OF THE INVESTMENT DESCRIBED HEREIN UNLESS AND UNTIL THE COMPANY HAS CONSENTED OTHERWISE IN WRITING. UNTIL THE INFORMATION CONTAINED HEREIN HAS BEEN GENERALLY DISCLOSED TO THE PUBLIC, PERSONS RECEIVING SUCH INFORMATION ARE REMINDED THAT ANY TRADING IN SECURITIES OF THE COMPANY IS PROHIBITED.

THE SECURITIES OFFERED HEREBY WILL BE "RESTRICTED SECURITIES," WITHIN THE MEANING ASSIGNED TO SUCH TERM BY THE SECURITIES ACT AND THE RULES PROMULGATED THEREUNDER. THE SALE, TRANSFER OR OTHER DISPOSITION OF ANY SECURITIES PURCHASED PURSUANT TO THIS MEMORANDUM IS SUBSTANTIALLY RESTRICTED BY APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

EACH OFFEREE MAY MAKE INQUIRIES OF APPROPRIATE MEMBERS OF MANAGEMENT OF THE COMPANY WITH RESPECT TO THE COMPANY'S BUSINESS OR ANY OTHER MATTERS SET FORTH HEREIN, AND MAY OBTAIN ANY ADDITIONAL INFORMATION WHICH SUCH PERSON DEEMS TO BE NECESSARY IN ORDER TO VERIFY THE ACCURACY OF THE INFORMATION CONTAINED IN THIS MEMORANDUM (TO THE EXTENT THAT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE). IN CONNECTION WITH SUCH INQUIRY, ANY DOCUMENTS WHICH ANY OFFEREE WISHES TO REVIEW WILL BE MADE AVAILABLE FOR INSPECTION AND COPYING OR PROVIDED, UPON REQUEST, SUBJECT TO THE OFFEREE'S AGREEMENT TO MAINTAIN SUCH INFORMATION IN CONFIDENCE AND TO RETURN THE SAME TO THE COMPANY IF THE RECIPIENT DOES NOT PURCHASE THE SECURITIES OFFERED HEREBY. ANY SUCH INQUIRIES OR REQUESTS FOR ADDITIONAL INFORMATION OR DOCUMENTS SHOULD BE MADE IN WRITING TO THE COMPANY, ADDRESSED AS FOLLOWS: THE MED-DESIGN CORPORATION, 121 SOUTH BROAD STREET, SUITE 310, PHILADELPHIA, PA 19107,
ATTENTION: PATRICK ROGERS, CHIEF FINANCIAL OFFICER.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM IN CONNECTION WITH THE OFFER BEING MADE HEREBY, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY.

THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITY OTHER THAN THE SECURITIES OFFERED HEREBY, NOR DOES IT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SUCH SECURITIES BY ANYONE IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO.

                   JURISDICTIONAL NOTICES AND REPRESENTATIONS
                   ------------------------------------------

                          FOR RESIDENTS OF ALL STATES
                          ---------------------------

IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN PASSED UPON OR RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                         Placement Agent:

                         FINE EQUITIES, INC.
                         551 Fifth Avenue
                         New York, NY  10176

THE DATE OF THIS PRIVATE PLACEMENT MEMORANDUM IS JANUARY 8, 1997.

                    CONFIDENTIAL PRIVATE OFFERING MEMORANDUM

                           THE MED-DESIGN CORPORATION

                                  COMMON STOCK

                    ----------------------------------------


                               EXECUTIVE SUMMARY



          The following summary should be read in connection with and is qualified in its entirety by reference to the more detailed information contained in the Exhibits thereto. For a discussion of certain Risk Factors affecting the Company and the Common Stock, see "Risk Factors".

                                  THE COMPANY

Overview

          The Company designs and develops safety medical devices intended to reduce the incidence of accidental needlesticks. The Company has three core products under development: the Retractable Needle Hypodermic Syringe (the "Safety Syringe"), the Retractable Needle Vacuum Tube Phlebotomy Set (the "Safety Phlebotomy Set") and the Retractable Needle Intravenous Catheter Insertion Device (the "Safety Catheter"). These products are similar in appearance and size to the standard devices in use. Such products incorporate the Company's novel proprietary retraction technology that enables a health care professional, with no substantial change in operating technique and using one hand, to permanently retract the needle into the body of the device that can be safely discarded.

          The Company also has several new products which are in the early stages of development. These new products under development include the In-Line Y Port Injectable Access Needle, the Pre-Filled Ampule Injector, the MDC Closed Injection System Injector, the Self-Contained Pre-Filled Syringe and the Pre-Filled Vial Injector. These products also incorporate the Company's proprietary retraction technology and are designed to reduce the incidence of accidental needlesticks. The Company is developing various models and prototypes of these products to accommodate the specific requirements of potential strategic allies for medical and dental applications.

          The Company believes that its safety medical devices can assist employers in meeting standards promulgated by the Occupational Safety and Health Administration ("OSHA") to help eliminate or minimize occupational exposure to bloodborne pathogens. The Company has patent rights and patent applications pending with respect to certain of its products in the United States and certain foreign countries.

          The Company's headquarters are located at Suite 310, North American Building, 121 South Broad Street, Philadelphia, Pennsylvania 19107. The Company's telephone number is (215) 735-2700. The Company was incorporated in Delaware on November 14, 1994.

Products Under Development

          The Company is completing the development and design of its three core products: the Safety Syringe, Safety Phlebotomy Set and Safety Catheter (collectively , "Core Products"). The Company continues to modify and enhance the design of such products in order to improve manufacturability and to reduce manufacturing costs. The Company has developed prototypes for such products, but the additional modifications to their design will require the development of a second generation of prototypes.

          Safety Syringe. The Safety Syringe consists of a cylindrical syringe barrel, holding an injection needle which with no substantial change in operating technique and using one hand can be safely retracted automatically within a specifically designed syringe plunger. The Safety Syringe is similar in appearance, size and performance to a standard disposable syringe. The operation of the Safety Syringe is conventional up to the point where the plunger has reached its full travel, and all the medication has been delivered. Then, when the syringe device is actuated to have the plunger move beyond the normal stop, the needle automatically and fully retracts into the body of the syringe. The needle is held in place and is rendered harmless and inoperable. The syringe and needle cannot thereafter be used again. The entire retraction procedure takes only a fraction of a second to complete. The Safety Syringe then may be safely handled so that disposal does not pose a health risk. The Safety Syringe is easy to use and provides visual and audible confirmation that the needle has been safely retracted after injection. The Safety Syringe can be manufactured with needles of various gauges and sizes and with barrel sizes one through sixty cubic centimeters.

          Safety Phlebotomy Set. Phlebotomy sets are used to obtain from a patient a sufficient volume of blood for a variety of diagnostic procedures. The Company's Safety Phlebotomy Set is similar in appearance, size and performance to a standard phlebotomy set and works with substantially all standard phlebotomy set accessories. The Safety Phlebotomy Set consists of a barrel holding a retractable phlebotomy needle, which can be safely and easily retracted within a specifically designed holder. The operation of the Safety Phlebotomy Set is conventional up to the point where sufficient fluids have been extracted. Then, when the phlebotomy device is actuated for the vacuum tube to be moved beyond the normal stop, the needle automatically and fully retracts into the device. The needle is held in place and is rendered harmless and inoperable. The Safety Phlebotomy Set and needle cannot thereafter be used again. The entire retraction procedure takes only a fraction of a second to complete. The Safety Phlebotomy Set then may be safely handled so that disposal does not pose a health risk. The Safety Phlebotomy Set is easy to use and provides visual and audible confirmation that the needle has been safely retracted after use.

          Safety Catheter. An intravenous catheter insertion device includes a flexible tube that is used to inject or continuously deliver fluids into a patient. Intravenous catheters are inserted by catheter insertion devices into a patient by a needle within the flexible catheter tube. The Safety Catheter device consists of a barrel, holding a retractable insertion needle that can be safely and easily retracted within a specifically designed plunger. The Safety Catheter device is similar in appearance, size and performance to a standard disposable device. The operation of the Safety Catheter device is conventional until after the insertion needle is removed from the flexible catheter. Then, when the catheter device is actuated to have the triggering mechanism move in the device, the needle automatically and fully retracts into the body of the Safety Catheter mechanism. The needle is held in place and is rendered harmless and inoperable. The Safety Catheter device and needle cannot thereafter be used again. The entire retraction procedure takes only a fraction of a second to complete. The Safety Catheter device then may be safely handled so that disposal does not pose a health risk. The Safety Catheter device is easy to use and provides visual and audible confirmation that the needle has been safely retracted after use. The Company received notification from the FDA during 1996 that it is permitted to market the Safety Catheter.

          In addition, the Company has several new products under development, including the Inline Y-Port Injector Access Needle, the Pre-Filled Ampule Injector, the MDC Closed Injection System Injector, the Self-Contained Pre-Filled Syringes and the Pre-Filled Vial Injector System (collectively, the "New Products"). The New Products are in the initial stages of development, design and prototyping and will require significant further development and modification.

          Inline Y-Port Injector Access Needle. Y-Ports are devices used in intravenous therapy as a means to deliver secondary fluids into a primary intravenous fluid line for delivery into a patient's vein. The retractable needle Inline Y-Port Injector Access Needle device provides a means for a healthcare worker to access an intravenous fluid line with a needle, and also provides a means to protect the healthcare worker from an accidental needle stick injury when withdrawing the needle from the intravenous line port. The Company's In Line Y-Port Injector Access Needle consists of a cylindrical barrel, holding an injection needle which can be safely retracted automatically within a specially designed plunger. The barrel of the Inline Y-Port Injector Access Needle is fitted with a barbed tube fitting, which protrudes from the barrel at an angle for connection of a tubing line for delivery of the secondary fluid. A needle assembly is fixed to the front end of the barrel, and is inserted into an injection port on the primary intravenous line for delivery of the secondary fluid. After completion of the delivery of the secondary fluid, the Y-Port injector device is actuated to have the plunger move forward and the needle automatically and fully retracts into the plunger. The needle is held in place and is rendered harmless and inoperable, and the device cannot be used again. The Inline Y-Port Injector Access Needle then may be safely handled so that disposal does not pose a health risk. The Inline Y-Port Injector Access Needle is easy to use and provides visual and audible confirmation that the needle has been safely retracted after use.

          Pre-Filled Ampule Injector. Pre-filled ampules are commonly used in the dental profession for administering local anesthetics to a patient. The retractable needle Pre-Filled Ampule Injector device provides a means for a healthcare worker to inject medicinal fluid into a patient from a pre-filled ampule using a conventional injector/holder, and also provides a means to protect the healthcare worker from an accidental needle stick injury when withdrawing the needle from the patient. The Pre-Filled Ampule Injector consists of a tubular barrel (glass or plastic) containing a medicinal fluid in an amount sufficient for a single dose, with a sealing and sliding piston in the rear end of the barrel for containing and delivering the fluid through a tubular needle extending from the forward end of the barrel. The sliding piston is moved forward for delivery of the medication by using a conventional (Tubex type) injector/holder which is slip-fitted to the rear end of the barrel, with the plunger rod threaded onto the rear end of the piston. A needle assembly is fixed to the front end of the barrel, containing a spring to provide retracting force on the needle when activated. The operation of the Ampule Injector is identical to the operation of a conventional syringe up the point where the plunger rod has reached its full travel, and all the medication has been delivered. When the Ampule Injector device is actuated to have the plunger rod move further forward, the needle automatically and fully retracts into the body of the ampule. The needle is held in place and is rendered harmless and inoperable, and the Ampule Injector cannot be used again. The Ampule Injector then may be safely handled so that disposal does not pose a health risk. The Ampule Injector is easy to use and provides visual and audible confirmation that the needle has been safely retracted after injection. The Ampule Injector can be manufactured with barrels and needles of various sizes.

          MDC Closed Injection System. Pre-filled ampules are commonly used in the dental profession for administering local anesthetics to a patient. The retractable needle MDC Closed Injection System device provides a means for a healthcare worker to inject medicinal fluid into a patient from a pre-filled ampule using a special injector/holder, and also provides a means to protect the healthcare worker from an accidental needle stick injury when withdrawing the needle from the patient. The MDC Closed Injection System is similar to the Pre-Filled Ampule Injector and consists of a tubular barrel (glass or plastic) containing a medicinal fluid in an amount sufficient for a single dose, with a sealing and sliding piston in the rear end of the barrel for containing and delivering the fluid through a tubular needle extending from the forward end of the barrel. The sliding piston is moved forward for delivery of the medication by using a specially configured injector/holder which is threaded to the rear end of the barrel, with the plunger rod slipped onto the rear end of the piston. A needle assembly is fixed to the front end of the barrel, containing a spring to provide retracting force on the needle when activated. The operation of the Injection System is identical to the operation of a conventional syringe up to the point where the plunger rod has reached its full travel, and all the medication has been delivered. When the injection system device is actuated to have the plunger rod move further forward, the needle automatically and fully retracts into the body of the ampule. The needle is held in place and is rendered harmless and inoperable, and the Injection System cannot be used again. The Injection System then may be safely handled so that disposal does not pose a health risk. The Injection System is easy to use and provides visual and audible confirmation that the needle has been safely retracted after injection. The Injection System can be manufactured with barrels and needles of various sizes.

          Self-Contained Pre-Filled Syringe. The Self-Contained Pre-Filled Syringe consists of a tubular barrel (glass or plastic) containing a medicinal fluid in an amount sufficient for a single dose, with a sealing and sliding piston in the rear end of the barrel for containing and delivering the fluid through a tubular needle extending from the forward end of the barrel. The Self-Contained Pre-Filled Syringe is self-contained because a separate injector assembly is not required for operation. The function of a plunger rod for pushing the piston is provided by a special needle cap. The sliding piston is moved forward for delivery of the medication by using the special needle cap (plunger rod) threaded onto the rear end of the piston. A needle assembly is fixed to the front end of the barrel, containing a spring to provide retracting force on the needle when activated. The operation of the Syringe is similar to the operation of a conventional syringe up to the point where the plunger rod has reached its full travel, and all the medication has been delivered. When the syringe device is actuated to have the plunger rod move further forward, the needle automatically and fully retracts into the body of the Syringe. The needle is held in place and is rendered harmless and inoperable, and the Syringe cannot be used again. The Self-Contained Syringe then may be safely handled so that disposal does not pose a health risk. The Self-Contained Syringe is easy to use and provides visual and audible confirmation that the needle has been safely retracted after injection. The Self-Contained Syringe can be manufactured with barrels and needles of various sizes.

          Pre-Filled Vial Injector System. The Pre-Filled Vial Injector System consists of a main cylindrical housing with a stationary plunger for holding a slidable piston in a fixed position as a glass pre-filled vial is pushed into the main housing. The pre-filled vial is an existing product produced by several pharmaceutical manufacturers and contains fluid medication with an elastomeric piston comprising a slidable fluid seal within the forward end of the vial. The slidable piston is threaded onto the rear end of the stationary plunger and is moved rearward into the vial by pushing the vial forward into the main housing and delivering the fluid through a tubular needle extending from the forward end of the main housing. A needle assembly is fixed to the front end of the barrel, containing a spring to provide retracting force on the needle when activated. The operation of the Vial Injector System is similar to the operation of a conventional syringe up the point where the vial has reached its full travel, and all the medication has been delivered. When the injector system device is actuated to have the vial move further forward, the needle automatically and fully retracts into the body of the vial. The needle is held in place and is rendered harmless and inoperable, and the Vial Injector System cannot be used again. The Vial Injector System may be safely handled so that disposal does not pose a health risk. The Vial Injector System is easy to use and provides visual and audible confirmation that the needle has been safely retracted after injection. The Vial Injector System can be manufactured for vials and needles of various sizes.

          In addition to the Company's three Core Products and the New Products, the Company has identified several additional product applications where its proprietary retraction technology can be incorporated and plans to devote research and development resources during 1997 and beyond in order to research and develop such products.

          In June, 1995, the Company completed an initial public offering of 3,450,000 shares of Common Stock, $.01 par value per share. On December 31, 1996, the closing bid price of the Common Stock was $5.125 per share.

                              SUMMARY OF OFFERING


Issuer..................  The Med-Design Corporation, a Delaware corporation
                          (the "Company")

Securities Offered......  $5,000,000 of the Company's Common Stock, $.01 par
                          value per share.

Risk Factors............  The shares of Common Stock offered hereby ("Shares")
                          are highly speculative and involve a high degree of risk and, therefore, should not be purchased by investors who cannot afford the loss of their entire investment. Prospective investors should carefully review and consider the factors set forth under "Risk Factors" as well as all other information contained herein, before subscribing for any of the shares of the Company's Common Stock pursuant to this Offering.

Purchase Price..........  The purchase price per share ("Purchase Price") shall be equal to $5.00 per share. The minimum purchase of Shares hereunder will be $50,000, although a lesser amount of Shares may be offered and sold at the discretion of Fine Equities, Inc., which is acting as the exclusive placement agent for the Company with respect to the Common Stock. Shares may be sold to affiliates of the Company in this Offering. Assuming the sale of $5,000,000 of the Company's Common Stock hereby, the Company will receive net proceeds of approximately $4,750,000.(1)

Common Stock Outstanding
Prior to the Offering...  6,899,570 Shares of Common Stock.(2)

----------
     (1) Excluding the fees and expenses of the Placement Agent and the Company related to the Offering which is estimated to be $95,000 in the aggregate.

     (2) As of December 31, 1996. Excludes the shares of Common Stock to be sold in connection with this Offering and warrants to purchase Common Stock to be issued to the Placement Agent in connection with this Offering, 289,000 shares of Stock issuable upon the exercise of warrants granted in connection with the Company's initial public offering (which includes warrants to purchase 109,000 shares of Common Stock held by a principal of the Placement Agent), and 289,000 shares of Common Stock issuable upon the exercise of options to purchase Common Stock granted to certain directors, executive officers and employees pursuant to the Company's Non-Qualified Stock Option Plan.

Terms of the Offering and
Placement Agent
Compensation............  The Company is offering $5,000,000 of Common Stock.
                          The offering period for the Shares will terminate on January 22, 1997, unless extended for an additional 7 day period.

                          In connection with the Offering, the Placement Agent will receive a commission equal to 5% of the gross offering proceeds, and reimbursement of its mailing and other expenses. The Company has agreed to pay all printing, accounting, legal (including the legal fees and expenses of counsel to the Placement Agent and blue sky fees and expenses) and other expenses of the Offering (estimated to be approximately $95,000). In addition, the Company has agreed to sell to the Placement Agent, for nominal consideration, warrants (the "Warrants") to purchase from the Company such number of shares of Common Stock as shall equal 10% of the number of shares of Common Stock sold in the Offering at an exercise price per share equal to 110% of the Purchase Price. The Warrants shall have a five
                          (5) year term and be exercisable at any time during the four (4) year period commencing at the beginning of the second year after the Closing. The Common Stock issuable upon exercise of the Warrants shall be entitled to one demand registration right for a period of five (5) years commencing on the date of issuance of the Warrants and "piggyback" registration rights (which, in both instances, shall be at the Company's cost) for a period of seven (7) years commencing on the date of issuance of the Warrants (unless the

                           Company files a Form S-8, S-4 or comparable registration statement). Such registrations shall be at the expense of the Company (excluding fees and expenses of the counsel for such holders and any underwriting or selling commissions).

Provisions of the
Offering................   Pending delivery of the Common Stock, the proceeds of
                           the Offering will be held in an escrow account maintained by Continental Stock Transfer & Trust
                           Company, as escrow agent ("Escrow Agent"). Upon receipt of subscription documents and the funds from the sale of the Stock, a closing will take place and the net proceeds from such subscriptions will be paid to the Company. The Offering will terminate on January 22, 1997, unless extended by mutual agreement of the Company and the Placement Agent for an additional period of time not to exceed 7 days.
                           Pending the Closing, subscriptions may be revoked, provided that written notice of revocation is sent by certified or registered mail, return receipt requested, and is received by the Placement Agent at least two business days prior to the Closing. Refund shall then be promptly made without interest and without deduction. The Shares will be delivered promptly to subscribers after the Closing of the Offering. In the event that the Closing does not occur for any reason, all monies received by the Escrow Agent will be returned, without interest, to the subscribers by the Escrow Agent.

Registration Rights.....   The Company shall file a registration statement under
                           the Securities Act of 1933, as amended ("Securities
                           Act"), and any applicable state securities laws for the resale of the Shares within thirty (30) days following the Closing.

Sales to Accredited
Investors Only..........   The Shares have not been registered under the
                           Securities Act. They are being offered in reliance upon the exemption under Section 4(2) and/or 3(b) of the Securities Act and the provisions of Regulation D promulgated thereunder. This Offering shall only be made to, and sales of Securities will only be made to, purchasers qualifying as "accredited investors" under Rule 501(a) of Regulation D.

                           To qualify as an accredited investor under Regulation D, a purchaser must satisfy at least one of the following alternative criteria:

                           ALTERNATIVE ONE: The investor (natural persons only) has an individual net worth (or joint net worth with spouse) at the time of the purchase in excess of $1,000,000;

                           ALTERNATIVE TWO: The investor (natural persons only) had an individual income in excess of $200,000 in each of 1995 and 1996, or joint income with that person's spouse in excess of $300,000 in each of such years, and reasonably expects reaching the same income level in 1997;

                           ALTERNATIVE THREE: The investor is (i) a bank (as defined in Section 3(a)(2) of the Securities Act) or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; (ii) any broker-dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; (ii) an insurance company (as defined in Section 2(13) of the Securities Act); (iv) an investment company registered under the Investment Company Act of 1940, as amended, or a business development company as defined in Section 2(a)(48) of that Act; (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended; (vi) any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or (vii) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended, if the investment decision is made by a plan fiduciary, as defined in
                           Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if such employee benefit plan has total assets in excess of $5,000,000, or if such employee benefit plan is a self-directed plan with investments made solely by persons who are accredited investors;

                           ALTERNATIVE FOUR: The investor is a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                           ALTERNATIVE FIVE: The investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, as amended, or is a corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the Shares with total assets in excess of $5,000,000;

                           ALTERNATIVE SIX: The investor is an entity in which all of the equity owners are accredited investors; or

                           ALTERNATIVE SEVEN: The investor is a trust with assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered hereby, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

Restrictions on Resale..   At the Closing, none of the securities offered hereby
                           will be registered under the Securities Act, and the certificates representing the securities will contain a legend restricting the distribution, resale, transfer, pledge, hypothecation or other disposition of the securities unless and until such securities are registered under the Securities Act or an opinion of counsel for the Company is received that registration is not required under the Securities Act.

                     The terms of the Offering require that the Company file with the Securities and Exchange Commission ("Commission") a registration statement to register the Shares within thirty days following the Closing, although there can be no assurance that the Company will file such a registration statement or that if filed, it will be declared effective by the Commission.


                    FINANCIAL INFORMATION ABOUT THE COMPANY


     The Company's audited consolidated financial statements as of December 31, 1995 on Form 10-KSB is attached hereto as Exhibit A and made a part hereof, and the unaudited consolidated financial statements of the Company for each of the three month periods ended March 31, 1996, June 30, 1996 and September 30, 1996 contained in the Form 10-QSB's are attached hereto as Exhibits B, C, and D, respectively.

                                  RISK FACTORS

         THE PURCHASE OF SHARES IS SPECULATIVE AND INVOLVES A HIGH DEGREE OF RISK INCLUDING, BUT NOT NECESSARILY LIMITED TO, THE RISK FACTORS DESCRIBED BELOW. SHARES SHOULD NOT BE PURCHASED BY INVESTORS WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. PROSPECTIVE INVESTORS SHOULD CAREFULLY REVIEW AND CONSIDER THE FOLLOWING RISKS AS WELL AS THE OTHER INFORMATION CONTAINED IN THIS MEMORANDUM.


Development Stage Company/No Revenues/Uncertain Profitability/History of
Losses

         Since its inception, the Company has been principally engaged in developmental and organizational activities. To date, the Company has generated no revenues from operations. The Company does not anticipate any sign ificant revenues from product sales during the next twelve months. In addition, under certain conditions, commercial marketing of any products may prove to be contingent upon the Company obtaining various governmental approvals, including clearances from the U.S. Food and Drug Administration ("FDA"). The approval procedure will be extremely time consuming, expensive and uncertain. Accordingly, there can be no assurance that the Company will be able to generate sufficient revenues to operate on a profitable basis in the future.

         The Company is in the development stage and its business is subject to all of the risks inherent in the establishment of a new business enterprise. The likelihood of the success of the Company must be considered in light of the problems, expenses, complications and delays frequently encountered in connection with the formation of a new business, the development of new products, the competitive and regulatory environment in which the Company may be operating, and the possibility that its activities will not result in the development of any commercially viable products. There can be no assurance that the Company's activities will ultimately result in the development of commercially saleable or useful products.

          The Company has experienced annual operating losses and negative operating cash flow since inception. At September 30, 1996, the Company had a deficit accumulated during the development stage of $12,576,029. Unless and until the Company's product development and marketing activities are successful and its product(s) are sold directly or under licensing agreements, and through other forms of joint ventures, none of which is expected to occur, if at all, before the end of the second quarter of 1997, the Company will not have revenues to apply to operating expenses and the Company will continue to incur losses. Additionally, as a result of the start-up nature of its business and the fact that it has not commercially marketed any products, the Company expects to sustain substantial operating losses and negative cash flows in the future.

Requirements for Additional Funds

         At September 30, 1996, the Company had a $6,000,000 line of credit with one commercial bank and a $500,000 equipment financing facility with a second commercial bank. Both credit facilities are 100% secured by cash, cash equivalents, and marketable securities of the Company, together with equipment financed with funds from such credit facility. In addition, the equipment financing facility is also secured by certain leasehold improvements of the Company. The line of credit facility expires on May 1, 1997. On November 14, 1996, the Company increased its line of credit facility to $6,750,000 and extended the expiration date thereof until June 30, 1997. The Company had additional availability against its line of credit and equipment financing facilities of $186,098 and $142,917 on its line of credit and equipment financing facility respectively, at December 31, 1996. In addition, in 1995, the Company issued warrants to purchase 400,000 shares of Common Stock of which warrants to purchase 111,000 shares have been exercised as of December 20, 1996. The Company has received an aggregate of $543,900 upon the exercise of said warrants. If the remainder of the warrants are exercised, the Company would receive additional funds of approximately $1,606,000, net of the registration and other costs to be paid by the Company as required under the terms of such warrants.

          The Company believes that its current cash on hand, together with the net proceeds of this Offering, will be sufficient to support its planned operations and capital expenditures through January, 1998 (assuming the Company maintains its operations at its current levels and that the Closing occurs during January, 1997 for gross proceeds of $5,000,000), but thereafter will need to raise additional funds through public or private financings to support its planned operations and capital expenditures. Additional financings may consist of the sale of debt or equity securities. The sale of additional equity securities could result in dilution to the purchasers in this offering. The Company believes that it will require additional capital before it reaches profitability and positive cash flow, if at all. If other external sources of funds are not available to the Company to satisfy short-term or long-term capital requirements, the Company may be required to reduce the compensation of its officers, office staff and other personnel and substantially reduce, or eliminate, certain areas of its product development activities, limit its operations significantly, or otherwise modify its business strategy. The Company has not made any specific plans or entered into any agreements to reduce the level of its expenditures in the event that such reductions become necessary.

Dependence on Patents and Proprietary Rights

          The Company's success will depend in part on its ability to obtain and maintain patent protection for its products, to preserve its trade secrets and to operate without infringing the proprietary rights of third parties. The Company's policy is to attempt to protect its intellectual property and maintain the proprietary nature of its technology by, among other things, filing patent applications for technology that it considers important to the development of its business and requiring certain employees and key consultants to execute non-disclosure and non-compete agreements.

          The Company's patent rights currently consist of three United States patents, one relating to the Retractable Needle Hypodermic Syringe (the "Safety Syringe"), another relating to the Retractable Needle Vacuum Tube Phlebotomy Set (the "Safety Phlebotomy Set") and the third relating to the Retractable Needle Intravenous Catheter Insertion Device (the "Safety Catheter"). The Company has been granted a patent relating to the Safety Syringe in Japan, Australia and Romania. Corresponding regional and national patent applications relating to the Safety Syringe are pending in the European Patent Office, designating twelve countries, and in eight other member countries of the Patent Cooperation Treaty.

          In 1995, the Company filed an international patent application, and a corresponding Taiwanese patent application, directed to its Safety Catheter, which incorporates several modifications and changes from the original design on which it obtained a U.S. Patent. Also in 1995, the Company filed a U.S. patent application and a corresponding Taiwanese patent application directed to its retractable needle In-Line Y-Port Injector Access Needle. In 1996, the Company filed a U.S. patent application directed to its Pre-Filled Ampule Injector and its Self-Contained Pre-Filled Syringe and its Closed Injector System. Also, in 1996, the Company filed a U.S. patent application relating to a new and improved version of its Safety Phlebotomy Set and a U.S. provisional patent application directed to its Pre-Filled Vial Injector System.

          There can be no assurance that the Company's current patent applications will result in patents being issued.

          As the Company proceeds toward final designs for its Safety Syringe, Safety Phlebotomy Set and Safety Catheter devices, the Company is having searches conducted in the United States for unexpired patents owned by others that may conflict with any final product designs. The Company, however, has not conducted any infringement searches in any foreign country for the purpose of finding unexpired patents or pending patent applications that might raise a possibility of infringement or conflict with the Company's planned activities. Furthermore, the Company is considering appropriate modifications to the product designs to optimize the final products and to avoid conflicts with patents of others. To the extent that such final product designs may not be protected by the Company's existing patents and patent applications, the Company will file new patent applications relative to its final products. There can be no assurance that all of the potentially relevant patents of others have been identified or that the Company will be able to obtain patent protection for the designs for its products.

          There can also be no assurance that any patents owned by or issued to the Company, or that may issue to the Company in the future, will provide a competitive advantage or will afford protection against competitors with similar technology, or that competitors of the Company will not circumvent, or challenge the validity of any patents issued to the Company. There also can be no assurance that any patents issued to or licensed by the Company will not be infringed upon or designed around by others, that others do not have or will not obtain patents that the Company will need to license or design around, that the Company's products will not inadvertently infringe upon the patents of others, or that others will not make the Company's patented devices upon expiration of such patents. There can be no assurance that existing or future patents of the Company will not be invalidated. Moreover, although the Company utilizes non-disclosure agreements and other safeguards to protect its proprietary information and trade secrets, there can be no assurance that they will protect such information or provide adequate remedies for the Company in the event of unauthorized use or disclosure of such information, or that others will not be able to independently develop such information. As is the case with the Company's patent rights, the enforcement by the Company of its non-disclosure agreements can be lengthy and costly, with no guarantee of success.

          If the Company becomes involved with patent infringement litigation, either to enforce the Company's patents or defend against patent infringement suits, such litigation would be lengthy and expensive, and if it occurs, would divert Company resources from planned uses. Further, any adverse outcome in such litigation could have a material adverse effect on the Company. If any of the Company's products are found to infringe upon the patents or proprietary rights of another party, the Company may be required to obtain licenses under such patents or proprietary rights. No assurance can be given that any such licenses would be made available on terms acceptable to the Company, if at all. In addition, patent applications filed in foreign countries and patents granted in such countries are subject to laws, rules and procedures which differ from those in the United States. Patent protection in such countries may be different from patent protection provided by United States laws and may not be as favorable to the Company. There can be no assurance that the Company's program of patent protection and non-disclosure agreements will be sufficient to protect the Company's proprietary technology from competitors.

Dependence on a Single Technology

          As of the date of this Memorandum, all of the Company's products that have been designed and developed are based upon the Company's proprietary retraction technology. In addition, several of the products the Company intends to design and develop will also be based upon such proprietary retraction technology. While the Company intends to develop additional products that are not based upon the proprietary retraction technology, the Company's present narrow focus on a particular technology makes the Company vulnerable to the development of superior competing products and changes in technology which could eliminate the need for the Company's products. While the Company believes there will be no significant change in the foreseeable future in the need for the Company's products or the desirability of those products, there can be no assurance that such change will not occur.

Dependence on Continued Research and Development

          The Company is exploring other applications for its proprietary retraction technology beyond the Core Products and the New Products under development. The development of additional applications and additional products may be important to the longer-term success of the Company. There can be no assurance that any of such applications or products will be developed or, if developed, that they will be successful.

Reliance on Single Source Suppliers

          The Company may, in the future, obtain certain of the components and subassemblies required for its products from a single source. The disruption or termination of any single-source supplier could have a material adverse effect on the Company's operations. Certain of the components have lead times and changes in any suppliers could disrupt production schedules, either of which could materially adversely affect the Company's business and results of operations.

Lack of Market Acceptance

          The use of safety needles is relatively new. Although the market for syringes, phlebotomy sets and intravenous catheters is large, actual sales of the Company's products, if and when they are produced, may be much less than the market's potential. Market acceptance of the Company's products will depend in large part upon the Company's ability to demonstrate the operational advantages, safety and cost effectiveness of its products compared to standard syringes, phlebotomy sets and intravenous catheters and its competitors' safety medical devices. The higher cost of safety medical devices, including those of the Company, relative to standard medical devices may be an impediment to their market acceptance. There can be no assurance that the Company's products will achieve market acceptance. In addition, there can be no assurance that the development of the Core Products or the New Products will be completed on schedule, if at all, or that there will be a significant demand for the products once development is completed.

No Manufacturing Experience/Limited Manufacturing Facilities/No Agreements to Manufacture Products

          The Company has not yet manufactured any products on a commercial basis. Certain members of management have had experience in the design and manufacturing of other products, including medical devices, but there can be no assurance that such managers will be successful in designing and manufacturing the Company's products. For the Company to be successful, it must manufacture or contract with third parties to manufacture its products in sufficient quantities, to rigorous quality control standards and at a reasonable cost. The Company's failure to do so would have a material adverse effect on the Company.

          The Company has leased approximately 26,000 square feet of space in Ventura, California where it houses a research and development laboratory, a machine shop and a 3,130 square foot, class 100,000 clean room for assembly of prototypes and products.

The Company, however, currently has no automated manufacturing facilities. The Company had originally planned to install in the cleanroom a fully automated robotic assembly system to pilot manufacture its products. The Company, however, elected not to install a fully automated robotic assembly system. Instead, it elected to install a semi-automated assembly system to pilot manufacture its products. The assembly system will produce only one of the Company's products at a time, but will have the capability of being converted at a reasonable cost with minimal delay to manufacture a different product at such time as the Company may desire. During the fourth quarter of 1996, the Company partially completed the installation of the semi automated assembly system for the production of one of the Company's products. The Company intends to have the system fully operational during the first quarter of 1997. To the extent the Company cannot or does not manufacture sufficient quantities of the Company's products to satisfy the demand therefor, the Company will be required to contract with third parties to manufacture such products. The Company is currently investigating opportunities with third parties in the United States and abroad to manufacture the Safety Syringe, the Safety Phlebotomy Set and Safety Catheter and certain of its other products under development either on a contract manufacturing basis, under licensing agreements or through other forms of joint ventures. The Company has entered into several confidentiality agreements with other companies for the purpose of exploring such opportunities. The Company has not to date entered into any agreements for the manufacture of its products and there can be no assurance the Company will be able to enter into any such agreements on acceptable terms. Delays in engaging third parties to manufacture its products could have a material adverse effect on the Company's manufacturing plans and timetable. In addition, there can be no assurance that the third party manufacturers will meet the Company's requirements for quality, quantity and timeliness, or comply with requirements imposed by the FDA or other governmental agencies, or that the Company would be able to find substitute manufacturers, if necessary.

Limited Marketing Staff

          Other than a Senior Vice President, Marketing, the Company has no other staff dedicated solely to marketing and, if commercial products are developed, it will have to employ a sales force or retain marketing and distribution services from other parties. If the Company attempts to employ a sales force, there can be no assurance that qualified individuals can be hired. If the marketing and distribution services of other parties are sought, there can be no assurance that it will be able to enter into such marketing and distribution agreements on acceptable terms.

Limited Number of Employees

          The Company anticipates increasing the number of employees in the areas of product development, manufacturing, sales and marketing. The number of employees that the Company will need to hire will vary according to the progress made in the development of the Company's pilot manufacturing plant and the extent to which the Company undertakes the manufacture, marketing and distribution of its products. There can, however, be no assurance that, if the need arises, the Company will have the resources or ability to engage qualified employees or outside independent consultants.

Dependence on Key Personnel

          The success of the Company depends upon the skills, experience and efforts of its executive officers and certain marketing and technical people. The Company is particularly dependent upon the services of James M. Donegan, its Chairman, Chief Executive Officer and President, Michael J. Botich, its Senior Vice President, Research and Development and Thor R. Halseth, its Senior Vice President, Design. The loss of the services of Mr. Donegan, Mr. Botich or Mr. Halseth or any of the Company's other key personnel could have a material adverse effect on the Company. Each of Messrs. Donegan, Botich and Halseth have entered into an employment agreement with the Company which expires in 2000, 1998 and 1998, respectively. The Company is the sole beneficiary of a key person life insurance policy on the lives of each of Messrs. Donegan, Botich and Halseth in the amount of $1,000,000 per policy.

Product Liability

          The manufacture and sale of medical devices entails an inherent risk of liability in the event of product failure or claim of harm caused by product operation. Although the Company currently maintains product liability insurance coverage ($5,000,000 per occurrence and in the aggregate), there can be no assurance that such coverage will remain available at a reasonable cost and in amounts sufficient to protect the Company against claims or recalls that could have a material adverse effect on the financial condition and prospects of the Company.

Government Regulation

          As medical devices, the Company's products are subject to regulation by the FDA under the Federal Food, Drug, and Cosmetic Act ("FD&C Act") and implementing regulations. Pursuant to the FD&C Act, the FDA regulates, among other things, the manufacture, labeling, distribution, and promotion of the Company's products in the United States. The FD&C Act requires that a medical device must (unless exempted by regulation) be cleared or approved by the FDA before being commercially distributed in the United States. The FD&C Act also requires manufacturers of medical devices to, among other things, comply with labeling and promotion requirements and to manufacture devices in accordance with Good Manufacturing Practices ("GMPs"), which require that companies manufacture their products and maintain related documentation in a prescribed manner with respect to manufacturing, testing and quality control activities. The FDA inspects medical device manufacturers and distributors, and has broad authority to order recalls of medical devices, to seize noncomplying medical devices, to enjoin and/or impose civil penalties on manufacturers and distributors marketing noncomplying medical devices, and to criminally prosecute violators.

          The FD&C Act provides that, unless exempted by regulation, medical devices may not be commercially distributed in the United States unless they have been approved or cleared by the FDA. Some products may qualify for clearance pursuant to Section 510(k) of the FD&C Act, under which the manufacturer submits to FDA a pre-market notification that it intends to begin marketing the product, and shows that the product is substantially equivalent to another legally marketed product (i.e., that it has the same intended use and that it is as safe and effective as a legally marketed device, and does not raise different questions of safety and effectiveness than does a legally marketed device). In some cases, the 510(k) pre-market notification must include data from human clinical studies. Marketing may commence when the FDA issues a 510(k) clearance finding such substantial equivalence.

           On December 28, 1995, the Company submitted a 510(k) pre-market notification to the FDA for its Safety Catheter. On February 13, 1996, the FDA issued a 510(k) clearance for the Safety Catheter, permitting the Company to market the product. The Company believes that the Safety Syringe and the Safety Phlebotomy Set also will be eligible for clearance through the 501(k) pre-market notification procedure based upon their substantial equivalence to previously marketed devices. The Company presently intends to submit to FDA a 510(k) pre-market notification for the Safety Phlebotomy Set in the first quarter of 1997 and for the Safety Syringe in the second quarter of 1997. However, there can be no assurance that the Company will meet its target dates for 510(k) pre-market notification submission, that such products are eligible for a 510(k) clearance, that the Company will not be required to submit additional data or meet additional FDA requirements that may substantially delay a 510(k) clearance and add to the Company's expenses, or that the Company will obtain 510(k) clearance to market the Safety Phlebotomy Set or Safety Syringe.

          If any of the Company's products do not qualify for the 510(k) clearance procedure, the FDA must approve a pre-market approval application ("PMA application") before marketing can begin. PMA applications must demonstrate, among other matters, that the medical device is safe and effective. A PMA application is typically a complex submission usually including the results of clinical studies, and preparing an application is a detailed and time-consuming process. Once a PMA application has been submitted, there can be no assurance that a PMA application will be approved in a timely fashion or at all.

          The process of obtaining FDA clearances or approvals can be time-consuming and expensive, and there can be no assurance that the Company will be able to obtain required regulatory clearances or approvals. Clearances or approvals, if obtained, may include significant limitations on the uses promoted for the product in question. Further, changes to the product may require additional clearances or approvals. In addition, once a product has been cleared or approved, the FD&C Act imposes continuing obligations, including, among others, the requirement that devices be manufactured in accordance with GMPs and that they be labeled and promoted in compliance with FDA regulations. Changes in existing regulations or guidelines or the adoption of new regulations or guidelines could make regulatory compliance by the Company more difficult in the future. The failure to obtain needed clearances or approvals or the resolution of enforcement action based on failure to comply with applicable regulations would be likely to have a material adverse effect on the Company.

          Distribution of the Company's products in countries other than the United States may be subject to regulation in those countries. There can be no assurance that the Company will be able to obtain the approvals necessary to market the Safety Syringe, the Safety Phlebotomy Set, the Safety Catheter or any other product outside of the United States.

Competition

          The needle market is highly competitive. The Company will compete in the United States and abroad with medical product companies, including Becton Dickinson and Company, Sherwood Medical, a division of American Home
Products, Terumo Medical Corporation, Johnson and Johnson, U.S. Medical Laboratories and Bio-Plexus, Inc. Many of the Company's competitors have name recognition in the market and have longer operating histories and in many cases are substantially larger and better financed than the Company. Such competitors may use their economic strength to influence the market to continue to buy their existing products or new products developed by them. One or more of these competitors also could use such resources to improve their current products or develop additional products which may compete more effectively with the Company's products. New competitors may arise and may develop products which compete with the Company's products. In addition, new technologies may arise which could lower or eliminate the demand for the Company's products.

Control by Directors and Officers

          As of December 31, 1996, Directors and officers of the Company beneficially owned or controlled approximately 42% of the outstanding Common Stock and have the right to acquire 289,000 additional shares of Common Stock upon exercise of outstanding options, when vested. By virtue of their ownership of Common Stock and options to purchase Common Stock, such executive officers and directors may, as a group, have the ability to exert significant control over the election of the Company's Board of Directors and to determine corporate actions requiring stockholder approval including mergers, consolidations and the sale of all or substantially all of the Company's assets, and to prevent or cause a change in control of the Company.

          In addition, 200,000 shares of the Company's Common Stock owned by Mr. James Donegan has been pledged as collateral for a loan. In the event of a default by Mr. Donegan, such lender would then take title to such shares, which would have the effect of reducing the control over the Company by such directors and officers.

No Cash Dividends and None Anticipated

          No cash dividends have been paid on the Common Stock of the Company. It is anticipated that income received from operations, if any, will be devoted to the Company's future operations. Accordingly, no cash dividends are anticipated in the future.

Barriers to Takeover

          The Company has an authorized class of 5,000,000 shares of preferred stock. The Board has the authority, without shareholder approval, to issue preferred stock in one or more series and to fix the relative rights and preferences thereof including their redemption, dividend and conversion rights. The ability of the Company to issue the authorized but unissued shares of such preferred stock, depending upon the rights, preferences and designations thereof, may have the effect of delaying, deterring or preventing a change in control of the Company.

Future Sales of Common Stock by Existing Security Holders; Potential Adverse Effect on Market Price

          Of the 6,899,570 shares of common stock presently issued and outstanding as of December 31, 1996, 3,270,662 shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and are "restricted securities" as that term is defined by Rule 144 promulgated under the Securities Act. In addition, as of December 31, 1996, an additional 207,665 shares of stock which are owned by "affiliates" of the Company have been registered under the Securities Act, but are considered "restricted securities" under Rule 144 of the Securities Act. In the future, such restricted securities may be sold in compliance with the limitations of Rule 144, or otherwise. Generally, under Rule 144, a person who has held fully-paid-for "restricted securities" for a period of two years may, every 90 days, sell to a market maker, or in an ordinary broker's transaction, an amount that does not exceed the greater of one percent (1%) of the Company's then outstanding stock or the average weekly trading volume during the four calendar weeks preceding the sale. Rule 144 also permits a person who is not an affiliate of the Company, and who has held fully-paid-for "restricted securities" for a period of three years, to sell such securities without compliance with the limitations on quantity and manner of sale.

          Beneficial holders of approximately 2,570,631 shares of Common Stock in the aggregate have agreed not to directly or indirectly, offer to sell, contract to sell, transfer, assign, encumber, grant an option to purchase, pledge or otherwise dispose of any beneficial interest in such securities until February 13, 1997, without the prior written consent of the Company and the underwriter of the Company's Initial Public Offering. In addition, pursuant to this Offering, five individuals who are officers and/or directors of the Company, have agreed not to offer, sell or otherwise dispose of an aggregate of 1,307,912 of their shares (with certain exceptions) for a period commencing on the date of this Offering and continuing until the Company has entered into three material corporate alliances relating to the Company's products, although any of those five individuals may offer, sell or otherwise dispose of their shares after the Company has entered into two material corporate alliances relating to the Company's products if Mr. James Donegan so consents in writing. Mr. Donegan has also agreed not to offer, sell or otherwise dispose of 1,230,000 of the shares beneficially owned by him for a period commencing on the date of this Offering and continuing until the Company has entered into three material corporate alliances relating to the Company's products, without the prior written consent of the Placement Agent.

          Taking into account the above referenced lock-up agreements and assuming the underwriter and the Placement Agent do not release any stockholders from such agreements, of the 6,899,570 shares of Common Stock outstanding as of December 31, 1996, approximately 306,668 shares are currently eligible under Rule 144 for sale in the public market and approximately 3,268,327 shares of Common Stock will be eligible under Rule 144 for sale in the public market after February 1, 1996 through May 31, 1997. The future sale of any "restricted securities" by stockholders of the Company or the issuance of Common Stock upon the exercise of the outstanding options or warrants may have an adverse effect upon the market price of the Common Stock (which includes the Common Stock sold in connection with this Offering) and the ability of the Company to raise capital. Holders of options to purchase 81,000 shares are presently fully vested and upon exercise of such options are eligible to sell such shares under rule
701. Holders of outstanding warrants (including the Warrants as hereinafter defined) have the right to purchase 289,000 shares of Common Stock and to require the Company to register the resale of such shares of Common Stock.

Anti-Takeover Provisions

          The Company is governed by the provisions of Section 203 of the Delaware General Corporation Law, an anti-takeover law enacted in 1988. In general, the law prohibits a public Delaware corporation from engaging in a "business combination" with an

"interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. "Business combination" is defined to include mergers, asset sales and certain other transactions resulting in a financial benefit to the stockholders. An "interested stockholder" is defined as a person who, together with affiliates and associates, owns, (or, within the prior three years, did own) 15% or more of a corporation's voting stock. As a result of the application of Section 203, potential acquirors of the Company may be discouraged from attempting to effect an acquisition transaction with the Company, thereby possibly depriving holders of the Company's securities of certain opportunities to sell or otherwise dispose of such securities at above market prices pursuant to such transactions.

Risks of Low-Priced Stocks

          The Commission has adopted regulations which define a "penny stock" to be an equity security that has a market price (as therein defined) of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exceptions. For any transaction involving a penny stock, unless exempt, the rules require the delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the Commission relating to the penny stock market. Disclosure is also required to be made about commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stocks. The foregoing penny stock restrictions will not apply to the Company's securities if such securities continue to be listed on the NASDAQ Small Cap Market, as to which there can be no assurance, and have certain price and volume information provided on a current and continuing basis or meet certain minimum net tangible assets or average revenue criteria. In any event, even if the Company's securities were exempt from such restrictions, it would remain subject to Section 15(b)(6) of the Exchange Act, which gives the Commission the authority to prohibit any person engaged in unlawful conduct while participating in a distribution of penny stock from associating with a broker-dealer or participating in a distribution of penny stock, if the Commission finds that such a restriction would be in the public interest. If the Company's securities were to be removed from listing on the NASDAQ Small Cap Market or otherwise become subject to the existing rules on penny stocks, the market liquidity for the Company's securities could be severely adversely affected.

                                USE OF PROCEEDS

          Upon completion of the Offering, the Company expects to receive net proceeds of approximately $4,655,000, assuming the sale of $5,000,000 of the Company's Common Stock offered hereby after deduction of estimated fees and expenses of the Offering. If and to the extent that the Company's secured lenders permit it to release cash and marketable securities held as security for its loans, the Company intends to use the net proceeds of the Offering to reduce the amount outstanding under the lines of credit and to subsequently withdraw a corresponding amount from the account securing the lines. These withdrawn funds will be invested in short-term U.S. government securities pending the uses described herein.

          Of such proceeds, the Company will use approximately $2,000,000 of the net proceeds of this Offering to complete research and development projects currently in production and begin production of new research and development projects, and the balance of the net proceeds for working capital and general corporate purposes.

          Management of the Company estimates, based on currently proposed plans and assumptions relating to the cash generated by its operations, that the proceeds of this Offering will be sufficient to enable the Company to satisfy its contemplated liquidity requirements for at least 12 months (assuming that the Closing occurs during January, 1997) following the consummation of this Offering (depending upon the Company's cash requirements for new research and development projects). The foregoing estimate reflects the Company's present plans and certain assumptions regarding general economic and industry conditions and the Company's anticipated revenues and expenditures in the near future. However, the continuation of the Company's current projects and operations will require funding substantially in excess of the proceeds of this Offering or any funds otherwise currently available to the Company. The Company has no current arrangements with respect to sources of additional financing and there can be no assurance that any additional future financing will be available to the Company in the future on commercially reasonable terms, if at all.

                              PLAN OF DISTRIBUTION

          The Company is offering the Shares, on a "best-efforts" basis. Affiliates of the Company may purchase Shares in this Offering. This offering will expire on January 22, 1997 or when all of the Shares are sold subject to the right of the Company and the Placement Agent to extend this Offering for an additional 7 day period. The Shares will be offered in denominations of $50,000 and integral multiples thereof; however, the Company and the Placement Agent may accept or reject offers to purchase Shares in any amount in their sole discretion.

          The Company is offering the Shares exclusively through Fine Equities, Inc., (the "Placement Agent"). The Company reserves the right to reject any subscription from a subscriber who the Company believes, in its sole discretion, does not meet the suitability standards for this Offering. See "Summary of Offering-Sales to Accredited Investors Only". In such an event, any funds received from such subscriber will be immediately returned without interest thereon or deduction therefrom.

          All funds received from subscribers will be held in an escrow account for the benefit of the subscribers by Continental Stock Transfer and Trust Company until the Closing or earlier termination.

          Persons may subscribe by completing and signing each of the Subscription Agreement and Investment Representation, the Accredited Investor Questionnaire and the Purchaser Representative Questionnaire attached hereto, and delivering them, together with payment of the subscription price, to the Placement Agent. The subscription price must be paid by check or wire transfer in United States dollars to the order of "Continental Stock Transfer & Trust Company - The Med-Design Corporation Escrow Account". For wire instructions, contact the Placement Agent at 212-687-0888.

          Prior to the Closing, subscriptions may be revoked, provided that the written notice of revocation is sent by certified or registered mail, return receipt requested, and is received by the Placement Agent at least two business days prior to the Closing. Refunds shall then be promptly made without interest thereon and without deduction therefrom.

                                   EXHIBIT A
                                   ---------


                   Form 10-KSB of The Med-Design Corporation
                       containing its audited consolidated
                              financial statements
                      for the year ended December 31, 1995

                                   EXHIBIT B
                                   ---------


                   Form 10-QSB of The Med-Design Corporation
                      containing its unaudited consolidated
                              financial statements
                 for the three month period ended March 31, 1996

                                   EXHIBIT C
                                   ---------


                   Form 10-QSB of The Med-Design Corporation
                     containing its unaudited consolidated
                              financial statements
                 for the three month period ended June 30, 1996

                                   EXHIBIT D
                                   ---------


                   Form 10-QSB of The Med-Design Corporation
                      containing its unaudited consolidated
                              financial statements
               for the three month period ended September 30, 1996